AMENDMENT NO. 1

TO THE

STOCK PURCHASE AGREEMENT

BY AND AMONG

MY TEL CO, INC.,

a New York corporation,

and

MIDWEST MARKETING GROUP, INC.

a Nebraska corporation

and

THE SHAREHOLDERS OF MIDWEST MARKETING GROUP, INC.

AMENDMENT NO. 1 TO THE

STOCK PURCHASE AGREEMENT

BETWEEN MY TEL CO, INC., MIDWEST MARKETING GROUP, INC. AND

THE SHAREHOLDERS OF MIDWEST

THIS AMENDMENT TO THE STOCK PURCHASE AGREEMENT, (this “Amendment”) by and between My Tel Co, Inc., a New York corporation (“MTC”), Midwest Marketing Group, Inc., a Nebraska corporation (“Midwest”); and the shareholders of Midwest1, who are the owners of record of all ownership interest of Midwest (each a “Seller” and collectively “Sellers”), originally dated May 16, 2007, is made and entered into this 15th day of August 2007 (the “Effective Date”), based on the terms and conditions set forth herein.

Premises

MTC and Sellers entered into a Stock Purchase Agreement on May 16, 2007 (the “Agreement”).  The transaction was subject to regulatory approval from the state public utility commission in each state where Midwest’s wholly-owned subsidiary, Northstar Telecom Inc., holds a certificate of public convenience and necessity to operate as a telecommunications service provider.  The transaction has been deemed approved by each effected state public utility commission.

The Agreement dated May 16, 2007, included a three year promissory note from MTC to Sellers as part of the Total Consideration for the Stock Purchase that would be subject to adjustment as of the Closing Date which, having met the conditions precedent for closing, the parties have  identified as August 15, 2007.  The purpose of this Amendment is to adjust the Total Consideration defined in the Agreement by modifying the amount of the promissory note from MTC to Sellers in accordance with Schedule A of this Amendment.

NOW, THEREFORE, for and in consideration of the premises and of the mutual representations, warranties, covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions hereinafter set forth, the parties do hereby agree as follows:

AGREEMENT

1.

Amendment.  Section 1.1 is hereby amended to read as follows:

1.1  Purchase of Stock.  On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.5 hereof), MTC agrees to purchase from Sellers, and Sellers agree to sell, assign, transfer and deliver to MTC, free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description all of their issued and outstanding shares of common stock of Midwest (the “Midwest Shares”) owned by them for Total Consideration of (i) three hundred thousand (300,000) shares of Restricted Cordia Corporation common stock (“Cordia Common Stock”) to be issued pro rata based on the percentage of ownership interest held and as set forth opposite the Seller’s respective names in Exhibit A of the Agreement, (ii) five hundred thousand dollars ($500,000) in cash, and  (iii) a three (3) year promissory note (“Note”) to each selling shareholder, attached hereto as Exhibits C, D & E, in the aggregate amount of $1,750,000, as adjusted in accordance with Schedule A, bearing an interest rate of six percent (6%) with monthly payments of principal and interest.

a.

Post Closing Adjustments.  The Note shall be subject to further adjustment if any of the conditions identified in subsections i – ii  of this Section 1.1(a) occur.  MTC shall be entitled to make adjustments if and when each of these conditions occur.

i.

If MTC makes a good faith determination on or before April 15, 2008, that the estimates for the items in Schedule A were in the aggregate one hundred thousand dollars ($100,000) greater than or lesser than the actual amounts payable and receivable as of the Closing Date.  In this instance,  the principal amount of the Note and subsequent monthly payments shall be adjusted by such difference; or

ii.

If Sellers have failed to uphold the Special Covenants described in Article VI of the Agreement, in particular but not limited to Sellers performance in all material respects of its obligations under material contracts, including but not limited to the timely payment in full of its Verizon, Qwest, and other carrier invoices.  Adjustment for Sellers’ failure to fulfill its obligations under 6.1.(a)(iii) of the Agreement shall be equal to all the charges incurred, including late fees and interest, prior to the Closing Date and which remain unpaid by Sellers as of the Closing Date.

2.

Ratification.   Except as expressly amended hereby, the terms of the Agreement are hereby ratified and approved as originally written.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their individual capacity or by their respective officers thereunto duly authorized on the date first above written.

MY TEL CO, INC.                                                               MIDWEST MARKETING GROUP, INC.

/s/ Kevin Griffo                                                                      /s/ Matt O’Flaherty

Kevin Griffo, President & CEO                                                  Matt O’Flaherty, President

                                                                                                SELLERS

                                                                                               /s/ Matt O’Flaherty

                                                                                    Matt O’Flaherty

                                                                                                /s/ Teri O’Flaherty

                                                                                                Teri O’Flaherty

                                                                                                /s/ Stacy Hergenrader

                                                                                                Stacy Hergenrader

1 Identified in Exhibit A to the Stock Purchase Agreement dated May 16, 2007

Schedule A

Purchase Price		$ 3,000,000.00	Plus 300,000 shares of Restricted Cordia Common Stock

Adjustments
CABS AR		$ 275,000.00
Cash		$ 93,000.00
Uncollected credit card & e-check receipts		$ 56,000.00
Taxes Payable*	$ (1,382,168.00)
A/R against taxes	$ 309,479.39	$ (1,072,688.62)	Taxes assumed to be 11.50% of direct AR
Bank Loan		$ -
Outstanding invoice due Midwest
(telemarketing, collections, welcome calls)		$ 193,750.00
Outstanding invoice due Cordia - (BPO)**		$ (124,698.26)
Outstanding invoice due Cordia – (Wholesale)***		$ (170,363.13)	Including interim invoice $85,000
Net Purchase		$ 2,250,000.00

Terms
	Cash	$ 500,000.00
	Note****	$ 1,750,000.00

*       Taxes Payable includes all taxes, interest, penalties and assessments which were incurred but unpaid as of the Closing Date.

**     Account 35102756

***   Account 35222777

**** To be adjusted in accordance with Section 1.1(a) of the Amendment to the Stock Purchase Agreement dated August 15, 2007

Exhibit C

US $583,333.33

                                          Dated:  August 15, 2007

PROMISSORY NOTE

AS PARTIAL CONSIDERATION FOR THE PURCHASE OF MIDWEST MARKETING GROUP, INC. a Nebraska corporation, My Tel Co, Inc., a New York corporation (“Maker”), promises to pay to Matt O’Flaherty, a selling shareholder of Midwest Marketing Group, Inc., hereafter collectively referred to as Holder, an aggregate of five hundred and eighty-three thousand three hundred thirty-three dollars and thirty-three cents ($583,333.33), which is based on Holder’s pro rata percentage of ownership interest held and as set forth opposite the selling shareholder’s respective name in Exhibit A to the Stock Purchase Agreement dated May 16, 2007 between My Tel Co, Inc, Midwest Marketing Group, Inc., and the selling shareholders of Midwest who were the owners of record of all ownership interest of Midwest and who have transferred their interest to My Tel Co, Inc.

Premises

This Note relates to the Stock Purchase Agreement dated May 16, 2007 and Amendment No. 1 to the Stock Purchase Agreement dated August 15, 2007, by and between Maker, Midwest Marketing Group Inc., and Holders.

Note

1.

Payments.  The obligation represented herein shall be repaid in full on or before three (3) years from the Payment Commencement Date.  Payments shall include both principal and interest and shall commence on October 1, 2007 (the “Payment Commencement Date”) and shall be payable thereafter on a monthly basis on or before the tenth (10th) of the month (the “Payment Due Date”). Payment of principal shall be made in thirty-six (36) equal monthly installments.  Interest shall be calculated based on the average principal outstanding for the previous month prior to the then current Payment Due Date. In the event that the principal balance is adjusted in accordance with Section 3 of this Note, the then adjusted principal balance will be paid in equal monthly installments over the balance of the term of the Note.

2.

Interest.  The obligation shall bear simple interest at the rate of six percent (6%) per annum.

3.

Adjustment.  The obligation represented herein is subject to adjustment in the event that any of the Post Closing Adjustment conditions identified in Section  1.1(a) of Amendment No. 1 to the Stock Purchase Agreement between My Tel Co, Inc., Midwest Marketing Group, Inc. and the Shareholders of Midwest dated August 15, 2007 occur.

3.

Type and place of Payments.  Payment of principal and interest shall be made in lawful money of the United States of America to the above named Holders by wire transfer.

4.

Prepayment.  Advance payment or payments may be made on the principal and interest, without penalty or forfeiture.  There shall be no penalty for any prepayment.

5.

Default.  Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Holders or the holder of this Note may forthwith or at any time thereafter during the continuance of any such event, by written notice to the Maker, declare the unpaid balance of the principal and interest on the Note to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable upon presentation, demand, protest, notice of protest, or other notice of dishonor, , such events being as follows:

(a)

Default in the payment of the principal and interest of this Note or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise, unless cured within thirty (30) days after written notice thereof by Holders or the holder of such Note to Maker;

(b)

Maker shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Maker, or of substantially all of its property, or Maker shall make an assignment to any agent authorized to liquidate substantially all of its assets; or

(c)

An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of the Maker, or an order of any court shall be entered appointing any receiver or trustee of or for Maker, or any receiver or trustee of all or substantially all of the property of Maker, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Maker, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released  or bonded within sixty (60) days after its entry or levy.

6.

Attorneys’ Fees.  If suit is instituted for collection as a result of Default in accordance with Section 5(a) of this Note, herein, then in such event, provided that Holder is the prevailing party in such proceedings, the undersigned agrees to pay reasonable attorneys’ fees, costs, and other expenses incurred by holder in so doing.

7.

Construction.  This Note shall be governed by and construed in accordance with the laws of the state of New York.

                                                                                   My Tel Co, Inc.

                                                                                   By: /s/ Kevin Griffo

                                                                                         Kevin Griffo, President

Exhibit D

US $583,333.33

                                          Dated:  August 15, 2007

PROMISSORY NOTE

AS PARTIAL CONSIDERATION FOR THE PURCHASE OF MIDWEST MARKETING GROUP, INC. a Nebraska corporation, My Tel Co, Inc., a New York corporation (“Maker”), promises to pay to Teri O’Flaherty a selling shareholder of Midwest Marketing Group, Inc., hereafter collectively referred to as Holder, an aggregate of five hundred and eighty-three thousand three hundred thirty-three dollars and thirty-three cents ($583,333.33), which is based on Holder’s pro rata percentage of ownership interest held and as set forth opposite the selling shareholder’s respective name in Exhibit A to the Stock Purchase Agreement dated May 16, 2007 between My Tel Co, Inc, Midwest Marketing Group, Inc., and the selling shareholders of Midwest who were the owners of record of all ownership interest of Midwest and who have transferred their interest to My Tel Co, Inc.

Premises

This Note relates to the Stock Purchase Agreement dated May 16, 2007 and Amendment No. 1 to the Stock Purchase Agreement dated August 15, 2007, by and between Maker, Midwest Marketing Group Inc., and Holders.

Note

1.

Payments.  The obligation represented herein shall be repaid in full on or before three (3) years from the Payment Commencement Date.  Payments shall include both principal and interest and shall commence on October 1, 2007 (the “Payment Commencement Date”) and shall be payable thereafter on a monthly basis on or before the tenth (10th) of the month (the “Payment Due Date”). Payment of principal shall be made in thirty-six (36) equal monthly installments.  Interest shall be calculated based on the average principal outstanding for the previous month prior to the then current Payment Due Date. In the event that the principal balance is adjusted in accordance with Section 3 of this Note, the then adjusted principal balance will be paid in equal monthly installments over the balance of the term of the Note.

2.

Interest.  The obligation shall bear simple interest at the rate of six percent (6%) per annum.

3.

Adjustment.  The obligation represented herein is subject to adjustment in the event that any of the Post Closing Adjustment conditions identified in Section  1.1(a) of Amendment No. 1 to the Stock Purchase Agreement between My Tel Co, Inc., Midwest Marketing Group, Inc. and the Shareholders of Midwest dated August 15, 2007 occur.

3.

Type and place of Payments.  Payment of principal and interest shall be made in lawful money of the United States of America to the above named Holders by wire transfer.

4.

Prepayment.  Advance payment or payments may be made on the principal and interest, without penalty or forfeiture.  There shall be no penalty for any prepayment.

5.

Default.  Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Holders or the holder of this Note may forthwith or at any time thereafter during the continuance of any such event, by written notice to the Maker, declare the unpaid balance of the principal and interest on the Note to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable upon presentation, demand, protest, notice of protest, or other notice of dishonor, , such events being as follows:

(a)

Default in the payment of the principal and interest of this Note or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise, unless cured within thirty (30) days after written notice thereof by Holders or the holder of such Note to Maker;

(b)

Maker shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Maker, or of substantially all of its property, or Maker shall make an assignment to any agent authorized to liquidate substantially all of its assets; or

(c)

An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of the Maker, or an order of any court shall be entered appointing any receiver or trustee of or for Maker, or any receiver or trustee of all or substantially all of the property of Maker, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Maker, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released  or bonded within sixty (60) days after its entry or levy.

6.

Attorneys’ Fees.  If suit is instituted for collection as a result of Default in accordance with Section 5(a) of this Note, herein, then in such event, provided that Holder is the prevailing party in such proceedings, the undersigned agrees to pay reasonable attorneys’ fees, costs, and other expenses incurred by holder in so doing.

7.

Construction.  This Note shall be governed by and construed in accordance with the laws of the state of New York.

                                                                                   My Tel Co, Inc.

                                                                                   By: /s/ Kevin Griffo

                                                                                         Kevin Griffo, President

Exhibit E

US $583,333.33

                                          Dated:  August 15, 2007

PROMISSORY NOTE

AS PARTIAL CONSIDERATION FOR THE PURCHASE OF MIDWEST MARKETING GROUP, INC. a Nebraska corporation, My Tel Co, Inc., a New York corporation (“Maker”), promises to pay to Stacy Hergenrader a selling shareholder of Midwest Marketing Group, Inc., hereafter collectively referred to as Holder, an aggregate of five hundred and eighty-three thousand three hundred thirty-three dollars and thirty-three cents ($583,333.33), which is based on Holder’s pro rata percentage of ownership interest held and as set forth opposite the selling shareholder’s respective name in Exhibit A to the Stock Purchase Agreement dated May 16, 2007 between My Tel Co, Inc, Midwest Marketing Group, Inc., and the selling shareholders of Midwest who were the owners of record of all ownership interest of Midwest and who have transferred their interest to My Tel Co, Inc.

Premises

This Note relates to the Stock Purchase Agreement dated May 16, 2007 and Amendment No. 1 to the Stock Purchase Agreement dated August 15, 2007, by and between Maker, Midwest Marketing Group Inc., and Holders.

Note

1.

Payments.  The obligation represented herein shall be repaid in full on or before three (3) years from the Payment Commencement Date.  Payments shall include both principal and interest and shall commence on October 1, 2007 (the “Payment Commencement Date”) and shall be payable thereafter on a monthly basis on or before the tenth (10th) of the month (the “Payment Due Date”). Payment of principal shall be made in thirty-six (36) equal monthly installments.  Interest shall be calculated based on the average principal outstanding for the previous month prior to the then current Payment Due Date. In the event that the principal balance is adjusted in accordance with Section 3 of this Note, the then adjusted principal balance will be paid in equal monthly installments over the balance of the term of the Note.

2.

Interest.  The obligation shall bear simple interest at the rate of six percent (6%) per annum.

3.

Adjustment.  The obligation represented herein is subject to adjustment in the event that any of the Post Closing Adjustment conditions identified in Section  1.1(a) of Amendment No. 1 to the Stock Purchase Agreement between My Tel Co, Inc., Midwest Marketing Group, Inc. and the Shareholders of Midwest dated August 15, 2007 occur.

3.

Type and place of Payments.  Payment of principal and interest shall be made in lawful money of the United States of America to the above named Holders by wire transfer.

4.

Prepayment.  Advance payment or payments may be made on the principal and interest, without penalty or forfeiture.  There shall be no penalty for any prepayment.

5.

Default.  Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Holders or the holder of this Note may forthwith or at any time thereafter during the continuance of any such event, by written notice to the Maker, declare the unpaid balance of the principal and interest on the Note to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable upon presentation, demand, protest, notice of protest, or other notice of dishonor, , such events being as follows:

(a)

Default in the payment of the principal and interest of this Note or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise, unless cured within thirty (30) days after written notice thereof by Holders or the holder of such Note to Maker;

(b)

Maker shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Maker, or of substantially all of its property, or Maker shall make an assignment to any agent authorized to liquidate substantially all of its assets; or

(c)

An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of the Maker, or an order of any court shall be entered appointing any receiver or trustee of or for Maker, or any receiver or trustee of all or substantially all of the property of Maker, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Maker, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released  or bonded within sixty (60) days after its entry or levy.

6.

Attorneys’ Fees.  If suit is instituted for collection as a result of Default in accordance with Section 5(a) of this Note, herein, then in such event, provided that Holder is the prevailing party in such proceedings, the undersigned agrees to pay reasonable attorneys’ fees, costs, and other expenses incurred by holder in so doing.

7.

Construction.  This Note shall be governed by and construed in accordance with the laws of the state of New York.

                                                                                   My Tel Co, Inc.

                                                                                   By: /s/ Kevin Griffo

                                                                                         Kevin Griffo, President